Exhibit 10.7

同意函

SPOUSAL CONSENT

本人，[name of spouse]（身份证号码：[***]），为[name of individual shareholder]（身份证号码：[***]）之合法配偶。本人在此无条件并不可撤销地同意[Name of individual shareholder]于2021年8月10日签署下列文件（下称“交易文件”），并同意按照以下文件的规定处置[name of individual shareholder]持有的、并登记在其名下的广州七乐康数字健康医疗科技有限公司（“内资公司”）的股权：

The undersigned, [name of spouse] (ID card No. [***]), is the lawful spouse of [name of individual shareholder] (ID card No. [***]). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as “Transaction Documents”) by [name of individual shareholder] on August 10, 2021, and the disposal of the equity interests of Guangzhou Qilekang Digital Health Medical Technology Co., Ltd. (hereinafter referred to as “Domestic Company”) held by [name of individual shareholder] and registered in [his/her] name according to the following documents:

(1)	与广州石榴云医健康医疗科技有限公司（下称“WFOE”）及内资公司签署的《股权质押协议》；

Equity Interest Pledge Agreement entered into among [name of individual shareholder], Guangzhou Pomegranate Cloud Medical Health Medical Technology Co., Ltd. (hereinafter referred to as the “WFOE”) and Domestic Company;

(2)	与WFOE及内资公司签署的《独家购买权协议》；和

Exclusive Option Agreement entered into among [name of individual shareholder], the WFOE and Domestic Company; and

(3)	[name of individual shareholder]签署的《授权委托书》。

Power of Attorney executed by [name of individual shareholder].

本人承诺不就[name of individual shareholder]持有的内资公司股权主张任何权利。本人进一步确认[name of individual shareholder]履行、修改或终止交易文件并不需要本人另行授权或同意。

I hereby undertake not to make any assertions in connection with the equity interests of the Domestic Company which are held by [name of individual shareholder]. I hereby further confirm that [name of individual shareholder] can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

本人同意并承诺，如本人由于任何原因获得[name of individual shareholder]持有的内资公司的任何股权，则本人应受（经不时修订的）交易文件以及WFOE和内资公司之间于2021年8月10日签署的《独家业务合作协议》（下称“独家业务合作协议”）的约束，并遵守作为内资公司的股东在（经不时修订的）交易文件和独家业务合作协议下的义务，且为此目的，一旦WFOE提出要求，本人应签署格式和内容基本与（经不时修订的）交易文件和独家业务合作协议相同的一系列书面文件。

I hereby agree and undertake that if I obtain any equity interests of the Domestic Company which are held by [name of individual shareholder]for any reasons, I shall be bound by the Transaction Documents and the Exclusive Business Cooperation Agreement entered into between the WFOE and the Domestic Company as of August 10, 2021 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of the Domestic Company. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

签字：	/s/ [Name of spouse]
姓名：	[Name of spouse]
Name:	[Name of spouse]
日期：	2021年8月10日
Date:	August 10, 2021

Schedule of Material Differences

One or more spousal consent letters using this form were executed. Pursuant to Instruction ii to Item 601 of Regulation S-K, the Registrant may only file this form as an exhibit with a schedule setting forth the material details in which the executed letters differ from this form:

No.	Name of Individual Shareholder
1.	Zhenyang Shi
2.	Li Xu